FAIR VALUE MEASURMENT	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Fair Value Disclosures [Abstract]
FAIR VALUE MEASURMENT

NOTE 6 - FAIR VALUE MEASURMENT:

The carrying amounts of financial instruments included in working capital approximate their fair value either because these amounts are presented at fair value or due to the relatively short-term maturities of such instruments. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarchy. The fair value of the loan received on October 23, 2013 (the “Loan”) approximated its carrying amount since it bears interest at rates that approximate current market rates.

As of March 31, 2016 and December 31, 2015, allowance for doubtful accounts was $359,000 and $346,000, respectively.

NOTE 4 - FAIR VALUE MEASURMENT

Items Measured at Fair Value on a Recurring Basis

The following tables summarize the activity for those financial liabilities where fair value measurements are estimated utilizing Level 3 inputs:

Anti-Dilution Rights
($ in thousands)

Balance as of January 1, 2014	$156
Total losses (gains) (realized and unrealized) - included in earnings - Financial expenses (income), net	(46)
Settlement by issuance shares	(110)
Balance as of December 31, 2014	$-

The Company valued Level 3 Anti- Dilution Rights using an internally developed valuation model, whose inputs include potential equity transactions (such as fund raising and share based awards), probability of completing successful fund raising during the relevant period and stock prices.

The carrying amounts of financial instruments included in working capital approximate their fair value either because these amounts are presented at fair value or due to the relatively short-term maturities of such instruments. The fair value of the Loan (as defined in Note 7) approximated its carrying amount since it bears interest at rates that approximate current market rates.